                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      Date of report:  November 16, 1998


                Volkswagen Credit Auto Receivables Corporation
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              (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


       Delaware                     33-80055                    38-2748796
       --------                     --------                    ----------

(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
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              (Address of Principal Executive Offices)(Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938


                                      N/A
       ----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended November 16, 1998, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    Designation              Description                    Method of Filing
    -----------              -----------                    ----------------

    Exhibit 20        Report for the month ended         Filed with this report.
                      November 16, 1998 provided
                      to Chemical Bank, as trustee
                      under the Volkswagen Credit
                      Auto Master Trust, Series 1996-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Volkswagen Credit Auto Master Trust



                                        By:  Volkswagen Credit Auto
                                             Receivables Corporation



                                             /s/ Allen L. Strang
                                             --------------------------------
                                                 Allen L. Strang